Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Windswept Environmental Group, Inc. (the "Company") on Form 10-K for the fiscal year ended June 29, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Michael O'Reilly, President and Chief Executive Officer of the Company, and Charles L. Kelly, Jr., Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

           (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            /s/ Michael O'Reilly
                                            -----------------------------------
                                            Michael O'Reilly
                                            President and
                                            Chief Executive Officer


                                            /s/ Charles L. Kelly, Jr.
                                            -----------------------------------
                                            Charles L. Kelly, Jr.
                                            Chief Financial Officer



                                            Dated: September 27, 2004